UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): November 1, 1999

                              PLATINUM  AND GOLD,  INC.
            (Exact name of  registrant  as  specified in its charter)

    Nevada                         000-27641                          65-0729332
---------------                 ----------------                   -------------
(State or other jurisdiction      (Commission                      (IRS Employer
of incorporation)                  filenumber)               Identification No.)


12724 N.W. 11th Court, Sunrise, FL                                         33323
----------------------------------------------                     -------------
(Address   of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code:               (800) 525-8495
                                                                 ---------------

                                        N/A
        ----------------------------------------------------------------
          (Former name or former address, if changes since last report)



Copy of  Communications  to:
                              Mintmire & Associates
                              265 Sunrise Avenue Suite
                              204 Palm Beach, FL 33480
                              (561) 832-5696

     The purpose of this report on Form 8-K is to change the Registrant's Certifying Accountant. The filing of this report is voluntary because the Registrant was not yet a reporting company at the time of the change.

Item 4 (a).       Changes in Registrant's Certifying Accountant

     Pursuant to a written consent dated November 1, 1999, the Board of Directors of the Company approved the engagement of Michael Kravatz, C.P.A. as its independent auditor for the fiscal year ending December 31, 1999 to replace the firm of Margolies, Fink and Wichrowski, who were dismissed as the auditors of the Company effective immediately.

     The fiscal report of Margolies, Fink and Wichrowski for the past two (2) fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The statements did contain a going concern qualification but such financial statements did not contain any adjustment for uncertainties stated therein.

     In connection with the audits of the Company's financial statements for each of the Company's two (2) fiscal years, and in the subsequent interim period, there were no disagreements with Margolies, Fink and Wichrowski on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Margolies, Fink and Wichrowski, would have caused Margolies, Fink and Wichrowski to make reference to the matter in their report.

     The Company has requested Margolies, Fink and Wichrowski to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter to the Commission is filed as Exhibit 16 to this Form 8-K.

Item 4(b).        Changes in Registrant's Certifying Accountant.

     On November 1, 1999, the Company engaged the firm of Michael Kravatz C.P.A., 4747 Hollywood Boulevard, Suite 104, Hollywood, FL 33021 as the Company's independent auditor. Such appointment was accepted by Michael Kravatz, owner of the firm. Prior to such engagement, the Company had not consulted Michael Kravatz on any prior matters, including any matters relative to the application of accounting principles or any subject of disagreement with Margolies, Fink and Wichrowski.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)                 Exhibits

Exhibit  16.1 *  Letter on  change  of  certifying  accountant  pursuant  to
                 Regulation SK Section 304(a)(3) [1]

         16.2 *  Letter dated August 7, 2000 from Margolies, Fink and Wichrowski

(* Filed Herewith)

                                SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                          PLATINUM AND GOLD, INC.
                                          (Registrant)

Date:    August 7, 2000                   By:  /s/ Louise Cavell
                                          -----------------------------------
                                          Louise Cavell
                                          President, Treasurer and Chairman



































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

EXHIBIT 16.1

                               PLATINUM AND GOLD, INC.
                                12724 N.W. 11th Court
                                 Sunrise, FL33323



November 1, 1999




     Re: Letter on change of certifying  accountant  pursuant to Regulation  SK,
Section 304(a)(3)

To Whom It May Concern:

     We have received a resolution passed by the Board of Directors on November 1, 1999, stating that the Company would be utilizing the firm of Michael Kravatz C.P.A. as its independent auditors.

     Enclosed is a copy of the Form 8K which will be filed this day with the SEC. Pursuant to Regulation SK, Section 304(a)(3) we hereby request that your firm furnish us with a letter, addressed to the SEC, stating whether your firm agrees with the statements made in the disclosure set out as Item 4(a) in the Form 8K and, if not, stating the respects in which your firm does not agree.

     Please provide this letter as promptly as possible so that we can file the letter with the SEC within five (5) business days from today.

         We look forward to your timely response to this request.

                               Very truly yours,

                               /s/ Louise Cavell
                               -------------------------------------------------
                               Louise Cavell,  President, Treasurer and Chairman










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

EXHIBIT 16.2

                           MARGOLIES, FINK and WICHROWSKI
                            Certified Public Accountants


August 7, 2000


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re: Platinum and Gold, Inc.

Ladies and Gentlemen:

     We have read Item 4(a) of the form 8-K dated August 7, 2000 of Platinum and Gold, Inc. and are in agreement with the statements contained therein.


Very truly yours,

/s/ Margolies, Fink and Wichrowski
----------------------------------

Margolies, Fink and Wichrowski
Certified Public Accountants








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